SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 1998


                       Consolidated Technology Group Ltd.
             (Exact name of Registrant as Specified in its Charter)


        New York                       0-4186                  13-1948169
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation                 File No.)            Identification No.)


                     160 Broadway, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500.

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Item 5.  Other Events.

         On August 12, 1998, International Magnetic Imaging Liquidation Corp., a subsidiary of Consolidated Technology Group Ltd. (the "Company") formerly known as International Magnetic Imaging, Inc. ("IMI"), consummated a settlement with the holders of certain Subordinated Promissory Notes (the "Notes") which were issued in connection with the 1994 acquisition by IMI of ten medical diagnostic imaging centers located in Florida, Kansas, Virginia and Puerto Rico.

         IMI paid approximately $1.9 million in full settlement and satisfaction of the approximately $7.6 million outstanding balance of the Notes as of June 30, 1998. Payment consisted of approximately $1.6 million in cash and approximately $300,000 as cancelation of certain promissory notes due to IMI by one of the holders of the Notes. As a result of the settlement, the Company realized, and will report for the third quarter ending September 30, 1998, an extraordinary gain of approximately $5.6 million from the cancellation of such indebtedness.

         The Company also issued 333,000 shares of its common stock to the holders of the Notes in satisfaction of IMI's contractual obligation to issue the shares in connection with the 1994 acquisition of the medical diagnostic imaging centers.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1 Agreement (the "Settlement Agreement") dated as of July 23, 1998, by and among IMI Acquisition of Boca Raton Corp., IMI Acquisition of Pine Island Corp., IMI Acquisition of North Miami Beach Corp., Podc Acquisition Corp., IMI Acquisition of Orlando Corp., IMI Acquisition of Kansas Liquidation Corp., MD Ltd. Partner Acq. Corp. and MD Acquisition Corp., and Stephen A. Schulman and Stephanie S. Schulman, James H. and Marsha Sternberg and Ashley Kaye.

99.2     Amendment No. 1 to the Settlement Agreement.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       CONSOLIDATED TECHNOLOGY GROUP LTD.


                                                By: /S/SEYMOUR RICHTER
Date: August 19, 1998                               Seymour Richter, President

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Exhibit 99.1

                              SETTLEMENT AGREEMENT

         AGREEMENT dated as of the 23rd day of July, 1998, by and among IMI ACQUISITION OF BOCA RATON CORP., IMI ACQUISITION OF PINE ISLAND CORP., IMI ACQUISITION OF NORTH MIAMI BEACH CORP., PODC ACQUISITION CORP., IMI ACQUISITION OF ORLANDO CORP., IMI ACQUISITION OF KANSAS LIQUIDATION CORP., MD LTD. PARTNER ACQ. CORP. and MD ACQUISITION CORP., all of which are corporations with offices at 2424 North Federal Highway, Boca Raton, Florida 33431 (the "Makers") and STEPHEN A. SCHULMAN AND STEPHANIE S. SCHULMAN, individuals residing at 501 South Ocean Boulevard, Boca Raton, Florida 33432 (the "Schulmans"), JAMES H. AND MARSHA STERNBERG, individuals residing at 124 Spinnaker Lane, Jupiter, Florida (the "Sternbergs") and ASHLEY KAYE, an individual residing at 8180 Cleary Blvd., Plantation, Florida 33324 ("Kaye") (the Schulmans, Sternbergs and Kaye being hereinafter collectively sometimes referred to as the "SKS Group").

                              W I T N E S S E T H:

         WHEREAS, on September 30, 1994, the Makers issued and delivered thirteen (13) Subordinated Promissory Notes to the SKS Group and to certain corporations owned by certain of the individuals comprising the SKS Group (the "Notes"); and

         WHEREAS, in 1995, each of S.A.S.G.P., Inc., Askay, Inc., Magnetic Resonance Institute of Boca Raton, Inc., Magnetic Resonance Institute of Orlando, Inc. and J. Sternberg and S. Schulman MD Corp., the corporate payees of six of the thirteen Notes and Magnetic Resonance Institute of Greater Kansas City, Inc., the corporate payee of the seventh of such notes (the "Corporate Payees"), were administratively dissolved by the States of Florida and Kansas, respectively; and

         WHEREAS, the aforementioned seven Subordinated Promissory Notes of the Corporate Payees were distributed to and are currently solely owned by members of the SKS Group; and

         WHEREAS, the SKS Group has agreed to accept the aggregate sum of $1,944,793 in full satisfaction of the Notes, and the Makers have agreed to pay such sum to the SKS Group, all on and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. The Notes. Attached hereto as Exhibit A is a schedule which lists, among other things, each of the Notes with the corresponding maker and the original payee thereof. On the Closing Date, the SKS

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Group shall deliver the original Notes (except for the GE Notes, hereinafter defined) to Makers, each of which shall be endorsed "Satisfied in Full".

         2. Representations and Warranties of the SKS Group. In order to induce Makers to enter into this Agreement and consummate the transactions provided for herein and contemplated hereby, the SKS Group, jointly and severally, represents and warrants to Makers as follows:

                  2.1. The SKS Group, individually and jointly, has all requisite power and authority necessary for, and has taken all action required with respect to, the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement, when executed and delivered by the SKS Group, will constitute the valid and legally binding obligation of the SKS Group and each member thereof, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

                  2.2. None of the individuals constituting the SKS Group is in violation or default of any judgment, order, writ, decree, note, instrument, mortgage, lease, license, permit, approval, authorization or other agreement to which he or she is a party or by which he or she is bound (the "SKS Group Documents") or, to the best of their knowledge, of any Federal, state, or local law, rule or regulation applicable to any of them, the violation of which would materially adversely affect the transactions contemplated by this Agreement. Notwithstanding the foregoing, Makers acknowledge that the Schulmans have advised Makers that there is an action entitled "International Magnetic Imaging, Inc. v. Stephen A. Schulman and Stephanie S. Schulman" pending in the Palm Beach, Florida Circuit Court (the "Action"), pursuant to which the plaintiff therein has alleged that Stephen A. Schulman ("Schulman") is in default with respect to the Schulman Notes (hereinafter defined). The authorization, execution, delivery and performance of this Agreement by the individuals constituting the SKS Group and the consummation of the transactions contemplated hereby by them will not result in any violation of or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under any of the SKS Group Documents or an event which will create rights of acceleration, termination, cancellation, default or loss of rights thereunder, or result in the creation of any lien, claim, charge or encumbrance upon any property of any of the individuals constituting the SKS Group including, without limitation, the Notes or the rights of any of the individuals constituting the SKS Group under this Agreement.

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                  2.3. There is no claim, action, suit, proceeding or
investigation pending or, to the best knowledge of the SKS Group, threatened against any of them (other than the Action) which in any way might materially adversely affect the transactions contemplated by this Agreement. None of the individuals constituting the SKS Group is a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or foreign, Federal, state, local or other governmental agency, authority or regulatory body which in any way might materially adversely affect the transactions contemplated by this Agreement. There is no claim, action, suit, proceeding or investigation by any of the individuals constituting the SKS Group currently pending or which any of them intends to initiate which in any way might materially adversely affect the transactions contemplated by this Agreement.

                  2.4. The individuals constituting the SKS Group are the sole owners of the Notes, free and clear of all liens, claims and encumbrances, except for the provisions of that certain Amendment No. 1 dated as of December 26, 1995 to the Employment Agreement between IMI Acquisition Corp. and Schulman (the "Amended Employment Agreement") and the Florida Tax Liens (hereinafter defined).

                  2.5. All of the Corporate Payees were administratively dissolved in 1995 by the States of Florida and Kansas for the failure of such corporate entities to file certain of their annual reports and pay certain required annual franchise fees. The sole officers, directors and shareholders of such corporate entities at the time of such dissolution were the Schulmans, Sternbergs and Kaye and, subsequent to such dissolution, such individuals became and, as of the date hereof, are the sole beneficial owners of and have the sole authority to transfer, terminate, or otherwise make all determinations with respect to, all of the Notes issued to the Corporate Payees.

                  2.6. The Notes, when delivered by the SKS Group to Makers at the Closing (hereinafter defined), will be free and clear of all liens, claims and encumbrances whatsoever (except for the Florida Tax Liens and the Amended Employment Agreement), and no assignment or other grant of any interest of any individual constituting the SKS Group therein to any third party has now or will, on the Closing Date (hereinafter defined), have been made. Attached hereto as Exhibit D is a letter dated July 16, 1998 issued by the Florida Department of Revenue, which sets forth the total amount due by certain of the Corporate Payees to the State of Florida with respect to four warrants which are, or may be, liens against the Notes and which currently remain unpaid and outstanding (the "Florida Tax Liens"). Except for the Florida Tax Liens, there are no other such warrants or liens and the aggregate pay-off amount as of July 16, 1998 of $12,381.51 set forth on Exhibit D is now, and will on the Closing Date be, the only

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amount due to the State of Florida with respect to such warrants (except for any per diem amounts due thereon subsequent to July 16, 1998 as set forth in the letter attached to Exhibit D).

                  2.7. Each of the Schulmans, Sternbergs and Kaye understand and acknowledge that the COTG Shares (hereinafter defined) that are to be issued to them as provided in Section 6 hereof will not be registered under the Securities Act of 1933, as amended (the "Securities Act") inasmuch as such shares will be issued pursuant to an exemption from the registration requirements of Section 5 of the Securities Act in a transaction by an issuer not involving a public offering and that reliance upon such exemption is predicated in part upon the following representations and warranties of each of the Schulmans, Sternbergs and Kaye:

                           A.   Each of the Schulmans, Sternbergs and Kaye are
acquiring the COTG Shares for investment purposes only, for their own account, and not for, with any view to, or in connection with any distribution or public offering thereof within the meaning of the Securities Act.

                           B.   The transactions provided for in this Agreement
with respect to the COTG Shares are not part of any pre-existing plan or arrangement for, and there is no agreement or other understanding with respect to, the distribution by any of the Schulmans, Sternbergs and Kaye of any of the COTG Shares.

                           C.   Each of the Schulmans, Sternbergs and Kaye
understand that the COTG Shares will not, upon the issuance thereof, be registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and such laws and such shares must be held unless they are subsequently registered under the Securities Act and such state securities laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws.

                           D.   Each of the Schulmans, Sternbergs and Kaye have
sufficient knowledge and expertise in business and financial matters so as to enable them to analyze and evaluate the merits and risks of acquiring the COTG Shares and each is able to bear the economic risk of such investment, including a complete loss of such investment.

                           E.   Each of the Schulmans, Sternbergs and Kaye
acknowledge that, prior to the date hereof, they have made detailed inquiry concerning Consolidated Technology Group Ltd. ("Consolidated"), its business and its personnel and that the officers of Consolidated have made available to each of them any and all

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written information which they have requested and have answered to their satisfaction all inquiries made by them.

                           F.   The certificate or certificates or other
instruments evidencing ownership of the COTG Shares will bear substantially the following legend:

                                    "The Shares Of Common Stock Evidenced By
                  This Certificate Have Been Purchased For Investment And May Not Be Sold Or Otherwise Transferred Unless There Is Delivered To The Company An Opinion Of Counsel Satisfactory To The Company That Either Such Shares of Common Stock Have Been Registered Under The Securities Act Of 1933, As Amended (The "Act"), And There Is In Effect A Current Prospectus Meeting The Requirements Of Subsection 10(a) Of The Act Which Is Being Or Will Be Delivered To The Purchaser Or Transferee At Or Prior To The Time Of Delivery Of Such Shares For Sale Or Transfer Or Such Shares May Be Sold Without Violating Section 5 Of Said Act"; and

                           G.   None of the Schulmans, Sternbergs or Kaye have
employed any broker or finder in connection with the transactions with respect to the COTG Shares contemplated by this Agreement.

                  2.8. None of the representations or warranties of the individuals constituting the SKS Group contained in this Section 2 is false or misleading in any material respect or omits to state a fact necessary to make the statements herein not misleading in any material respect. All of such representations and warranties are true and correct on the date hereof, will be true and correct on the Closing Date and will survive the execution of this Agreement and the Closing of the transactions provided for hereunder and shall not be merged therein. Except for the representations and warranties of the Makers in Section 3 hereof, there have been no other representations or warranties made by or on behalf of Makers to the SKS Group upon which the SKS Group has relied in connection with the negotiation, preparation, execution, delivery or performance of this Agreement or with respect to the transactions contemplated hereby.

         3. Representations and Warranties of Makers. In order to induce the SKS Group to enter into this Agreement and consummate the transactions provided for herein and contemplated hereby, the Makers, jointly and severally represent and warrant to the SKS Group as follows:

                  3.1. Makers have all requisite power and authority necessary for, and have taken all action with respect to, the authorization, execution, delivery and performance of this Agreement

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and the consummation of the transactions contemplated hereby and this Agreement, when executed and delivered by Makers to the SKS Group, will constitute a valid and legally binding obligation of Makers, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

                  3.2. None of the Makers are in violation or default of any provision of their respective Certificates of Incorporation or ByLaws or any judgment, order, writ, decree, note, instrument, mortgage, lease, license, permit, approval, authorization or other agreement to which any of them is a party or by which any of them is bound (the "Maker Documents") or, to the best of their knowledge, of any Federal, state, or local law, rule or regulation applicable to any of them, the violation of which would materially adversely affect the transactions contemplated by this Agreement. The authorization, execution, delivery and performance of this Agreement by Makers and the consummation of the transactions contemplated hereby by Makers will not result in any violation or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under any of the Maker Documents or an event which will create rights of acceleration, termination, cancellation, default or loss of rights thereunder or result in the creation of any lien, claim, charge or encumbrance upon any property of Makers.

                  3.3. There is no claim, action, suit, proceeding or investigation pending or, to the best knowledge of Makers, threatened against Makers which in any way might materially adversely affect the transactions contemplated by this Agreement. None of the Makers is a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or foreign, Federal, state, local or other governmental agency, authority or regulatory body which in any way might materially adversely affect the transactions contemplated by this Agreement. Except for the Action, there is no claim, action, suit, proceeding or investigation by Makers currently pending or which Makers intend to initiate which in any way might materially adversely affect the transactions contemplated by this Agreement.

                  3.4. The COTG Shares issuable pursuant to this Agreement, when issued, will be duly and validly issued, fully paid and non-assessable. For purposes of determining the holding period for the COTG Shares under Rule 144 promulgated under the Securities Act of 1933, as amended, as such Rule is currently in effect, such holding period shall commence as of February 5, 1997.

                  3.5. None of the representations or warranties of the Makers contained in this Section 3 is false or misleading in any

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material respect or omits to state a fact necessary to make the statements herein not misleading in any material respect. All of the foregoing representations and warranties of Makers are true and correct on the date hereof, will be true and correct on the Closing Date, and will survive the execution of this Agreement and the Closing of the transactions provided for hereunder and shall not be merged therein. Except for the representations and warranties of the SKS Group in Section 2 hereof, there have been no other representations or warranties made to Makers by or on behalf of the SKS Group with respect to the matters covered by this Agreement upon which Makers have relied in connection with the negotiation, preparation, execution, delivery or performance of this Agreement or with respect to the transactions contemplated hereby.

         4. Payment.

                  4.1. On the Closing Date, the Makers will pay to the SKS
Group an aggregate of One Million Nine Hundred Forty-Four Thousand Seven Hundred Ninety Three Dollars ($1,944,793), of which One Million Six Hundred Seven Thousand Six Hundred Ten Dollars ($1,607,610) will be paid by wire transfer to the attorneys' trust account of Messrs. Beasley, Leacock & Hauser, P.A., counsel to the SKS Group, on behalf of those persons set forth below in the amounts set forth opposite each of their names) and the Three Hundred Twenty Four Thousand Seven Hundred Ninety Three Dollar ($324,793) balance shall be paid to Schulman as provided in Paragraph 4.2 below:

                  Schulmans                          -                $615,870
                  James H. Sternberg                 -                $ 49,587
                  Marsha Sternberg                   -                $446,283
                  Kaye                               -                $495,870

Such payment to Messrs. Beasley, Leacock & Hauser, P.A. will be made for the benefit of those persons set forth above and will constitute full satisfaction of all outstanding principal and accrued interest on the Notes. The parties hereto agree that such payment will be applied to the outstanding principal balance of the Notes.

                  4.2. Reference is made to those certain Secured Promissory Notes dated December 26, 1995 of Schulman to International Magnetic Imaging, Inc. ("IMI") in the respective principal amounts of $247,254.95 and $52,745.05 (the "Schulman Notes"). The parties hereto hereby agree that of the Settlement Payment provided for in Section 4.1 above, the Three Hundred Twenty-Four Thousand Seven Hundred Ninety Three Dollars ($324,793) balance which is not being wire transferred as set forth in Section 4.1, is payable to Schulman (the "Schulman Payment"). Schulman hereby agrees that Makers may deduct the Schulman Payment from the Settlement Payment and apply the same in full

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satisfaction of the Schuman Notes. The Schulman Notes will, therefore, on the
Closing Date, be deemed fully satisfied and Makers will deliver the originals of such notes to Schulman on the Closing Date, each of which shall be endorsed "paid in full".

                  4.3. Reference is made to the Florida Tax Liens. The SKS Group hereby authorizes Makers to deduct the sum of $12,390 from the $1,944,793 portion of the Settlement Payment provided for in Section 4.1 above and to pay the same directly to the appropriate taxing authority of the State of Florida in satisfaction of the tax liens set forth on Exhibit D hereto. Any additional per diem amounts accruing subsequent to July 16, 1998 with respect to the Florida Tax Liens as set forth in the letter attached as Exhibit D hereto, and any filing fees relating to the payment or release of the Florida Tax Liens will be paid by Makers. Makers will pay off the Florida Tax Liens promptly after the Closing Date.

         5. Issuance of the COTG Shares. Reference is made to that certain Stock Purchase Agreement dated July 19, 1994 by and among MD Ltd. Partner Acq. Corp., a Florida corporation, International Magnetic Imaging, Inc., a Florida corporation, and the Schulmans, Sternbergs and Kaye (the "Stock Purchase Agreement"). In accordance with the applicable provisions of the Stock Purchase Agreement, the parties hereto agree that the SKS Group is entitled to receive 333,000 unregistered shares of the Common Stock of Consolidated (the "COTG Shares"), which shares should have been issued on February 5, 1997. The parties hereto do further agree that the COTG Shares will be issued to such members of the SKS Group and in such numbers, not to exceed 333,000 in the aggregate, as the SKS Group may direct, such direction to be given in writing prior to the Closing on behalf of the SKS Group by its counsel, Beasley, Leacock & Hauser, P.A. COTG hereby agrees that, at the Closing, it will issue and deliver to certificates for the COTG Shares in accordance with such directions.

         6. Closing; Closing Date. The closing of the transactions provided for in this Agreement (the "Closing") will take place on or before August 3, 1998 (the "Closing Date"). The Closing will take place in New York, New York at the offices of COTG or its counsel or at such other location or in such other manner as the parties hereto may hereinafter agree upon. If, for any reason, the Closing does not take place on the Closing Date (or on such other date as the parties may agree upon, in writing), this Agreement will terminate, upon notice by or on behalf of any of the parties hereto and, if so terminated, none of the parties hereto shall thereafter have any rights or obligations under this Agreement.

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         7. Releases.

                  7.1. Subject to and upon the Closing hereof, each of the individuals and entities set forth on Exhibit "B" hereto (hereinafter collectively referred to as the "IMI Releasors"), hereby unconditionally and irrevocably releases and discharges each of the individuals set forth on Exhibit "C" hereto, and each of them, and any entity owned, controlled by or under common control with such persons, and their respective heirs, executors, administrators, personal representatives, successors, assigns and agents (hereinafter collectively referred to as the "SKS Group Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (whether known or unknown and whether liquidated or unliquidated), whether asserted individually, derivatively, or in any other capacity, which the IMI Releasors, or any of them, or their respective heirs, executors, administrators, personal representatives, successors and assigns, and any entity owned, controlled by, or under common control with any of the IMI Releasors and the respective shareholders, officers, directors, partners (general and limited), principals, employees, agents, parents, subsidiaries, and affiliates thereof ever had, now have or hereafter can, shall or may have against any of the SKS Group Releasees for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever from the beginning of the world to the Closing Date except for any representations, warranties, covenants or obligations of any of the individuals constituting the SKS Group Releasees, and any documents delivered at the Closing by or on behalf of the SKS Group, under or pursuant to this Agreement.

                  7.2. Subject to and upon the Closing hereof, each of the individuals set forth on Exhibit "C" hereto (hereinafter collectively referred to as the "SKS Group Releasors"), hereby unconditionally and irrevocably releases and discharges each of the entities set forth on Exhibit "B" hereto, and their respective shareholders, officers, directors, partners (general and limited), principals, employees, attorneys, agents, parents, subsidiaries, affiliates (including, without limitation, any entity owned, controlled by or under common control with any of such entities) and their respective heirs, executors, administrators, personal representatives, successors and assigns (hereinafter collectively referred to as the "IMI Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises,

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variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (whether known or unknown and whether liquidated or unliquidated), whether asserted individually, derivatively, or in any other capacity, which the SKS Group Releasors, or any of them, or their respective heirs, executors, administrators, personal representatives, successors and assigns, and any entity owned, controlled by, or under common control with any of the individuals of the SKS Group Releasors ever had, now have or hereafter can, shall or may have against any of the IMI Releasees for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever from the beginning of the world to the Closing Date except for any representations, warranties, covenants or obligations of the IMI Releasees, and any documents delivered at the Closing by or on behalf of the IMI Releasees, under or pursuant to this Agreement.

                  7.3. Reference is made to that certain Employment Agreement between IMI and Schulman, effective October 1, 1994, as amended December 26, 1995 (the "Employment Agreement"). The Employment Agreement is terminated hereby and the provisions of Sections 7.1 and 7.2 above shall apply to the Employment Agreement.

                  7.4. Upon the execution of this Agreement, Makers will instruct their local Florida counsel to prepare and promptly deliver to counsel to the SKS Group, a Joint Stipulation For Dismissal with Prejudice and an Order of Dismissal with Prejudice, both with respect to the Action.

         8. Documents to be Delivered at Closing by the SKS Group. On the Closing Date and subject to the Closing of the transactions provided for herein, the SKS Group will deliver to the Makers:

                  8.1. The originals of all of the Notes, except for those certain Subordinated Promissory Notes, each dated September 30, 1994 issued by MD Acquisition Corporation to J. Sternberg and S. Schulman MD Corp. in the original respective principal amounts of $2,576,524 and $750,000 (such notes being referred to herein as the "GE Notes"), each of which shall have been endorsed "Satisfied in Full" by each of the members of the SKS Group.

                  8.2. A Lost Collateral Affidavit executed by General Electric Company with respect to the GE Notes.

                  8.3. Evidence of the dissolution of each of the Corporate Payees.

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                  8.4. An opinion from SKS Group's counsel, in form and
substance satisfactory to Maker's counsel, with respect to matters relating to the dissolution of the Corporate Payees and the ownership of the Notes.

                  8.5. Evidence of the Florida Tax Liens.

         9. Documents to be Delivered by Makers. On the Closing Date and subject to the Closing of the transactions provided for herein, the Makers will deliver to the SKS Group:

                  9.1. The payments provided for by Sections 4.1 and 4.2 hereof.

                  9.2. Resolutions of the Boards of Directors of each of the Makers with respect to the authorization and approval of the transactions contemplated by this Agreement and the incumbency and authority of the individuals who are executing this Agreement, and all other documents in connection with the transaction contemplated hereby, on behalf of such corporate entities, in form and substance satisfactory to SKS Group's counsel.

                  9.3. Certificates for the COTG Shares issued in the names of the members of the SKS Group in accordance with the directions given on behalf of the SKS Group pursuant to the provisions of Section 5 hereof.

                  9.4. The original Schulman Notes.

                  9.5. The instruction to Maker's local Florida counsel required by Section 7.4 hereof.

         10. Indemnification.

                  10.1. Right to Indemnification. Each of the Makers and the individuals constituting the SKS Group (each, as the case may be, an "Indemnitor") shall defend, indemnify, and hold each other and their respective officers, directors, shareholders, agents, employees, subsidiaries, parents and affiliates (each an "Indemnitee"), harmless from and against all claims, proceedings, demands, liabilities, costs and expenses (including all legal fees and expenses) (collectively, the "Losses") incurred by any Indemnitee which result from or are based upon any breach of any representation, warranty, obligation or covenant of the Indemnitor hereunder, provided that:

                        (a) Any Indemnitee seeking indemnification hereunder gives the Indemnitor prompt notice, in writing, of any claim, suit or proceeding (the "Actions") against it and/or them or threatened against it or them, which the Indemnitee believes will be subject to indemnification under this Section 10 and permits the Indemnitor, at its sole cost and expense, and through counsel selected by it to answer, defend, take over, settle or otherwise act on the Actions; and

                        (b) The Indemnitee shall give the Indemnitor all reasonable information and assistance to enable the Indemnitor to defend, take over, settle or otherwise act on any such Actions.

                  10.2. Liability Exclusion. Notwithstanding the foregoing, the Indemnitor shall not have any liability for indemnification under this Section 10 in the event that an Indemnitee settles or otherwise disposes of any Action without the written consent of the Indemnitor.

                  10.3. Contribution. In the event that the indemnification provided for under this Section 10 is unavailable to an Indemnitee in respect of any Loss (other than pursuant to Section 10.2 above), the Indemnitor shall, in lieu of indemnifying the Indemnitee, contribute to the amount paid or payable by the Indemnitee as a result of any such Loss in such proportion as is appropriate to reflect the relative fault of such parties in connection with the matters giving rise to any such Loss.

                  10.4. Notice Failures. No failure on the part of an Indemnitee to provide the notice provided for under Section 10.1(a) shall affect the indemnification obligations of the Indemnitor hereunder except to the extent that such failure prejudices the Indemnitor's ability to successfully defend the Action giving rise to the claim for indemnification.

                  10.5. Employment of Counsel. The Indemnitee shall have the right to employ its own counsel in connection with any such Action hereunder, except that the fees and expenses of such counsel shall be borne by such party unless the employment of such counsel and the payment of such fees and expenses shall have been specifically authorized by the Indemnitor in connection with the defense of such Action.

         11. Miscellaneous.

                  11.1. This Agreement, including the Exhibits hereto, constitutes the sole and entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties, statements, promises, arrangements and understandings, whether oral or written, express or implied, among the parties hereto with respect to the subject matter hereof and may not be changed or modified except by an instrument in writing signed by the party or parties to be bound thereby. This Agreement has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party hereto on the basis of such party having drafted this Agreement.

                  11.2. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement (the "Notices"), shall be in writing and delivered personally or by a nationally recognized overnight courier service, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto as follows (or to such other address as any of the parties hereto shall specify by notice given in accordance with this provision):

                        (a) If to Makers:

                           Consolidated Technology Group Ltd.
                           2424 North Federal Highway, Suite 110
                           Boca Raton, Florida 33431
                           Attn: George W. Mahoney, Chief Financial Officer

                                      -and-

                           Consolidated Technology Group Ltd.
                           160 Broadway
                           New York, New York 10038
                           Attn: Seymour Richter, President

                           with a copy to:

                           Robert L. Blessey, Esq.
                           51 Lyon Ridge Road
                           Katonah, New York 10536

                        (b) If to the SKS Group:

                           Premier Health Services
                           4800 N.W. 2nd Avenue, Suite 6
                           Boca Raton, Florida 33431
                           Attn: Dr. Stephen A. Schulman

                           with a copy to:

                           Beasley, Leacock & Hauser, P.A.
                           Flagler Center, Suite 1400
                           505 South Flagler Drive
                           West Palm Beach, Florida 33401

                           Attn: James Beasley, Esq.

All such Notices shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective and deemed to have been given only upon receipt.

                  11.3. No party hereto may assign this Agreement or its or their respective rights, benefits or obligations hereunder without the written consent of the other parties hereto.

                  11.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, heirs, personal representatives, administrators, executors and permitted assigns. Nothing contained in this Agreement is intended to confer upon any person or entity, other than the parties hereto, or their respective successors, heirs, personal representatives, administrators, executors or permitted assigns, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

                  11.5. No waiver of any provision of this Agreement or of any breach thereof shall be effective unless in writing and signed by the party to be bound thereby. The waiver by any party hereto of a breach of any provision of this Agreement, or of any representation, warranty, obligation or covenant in this Agreement by any other party hereto, shall not be construed as a waiver of any subsequent breach of the same or of any other provision, representation, warranty, obligation or covenant of such other party, unless the instrument of waiver expressly so provides.

                  11.6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under or as a result of this Agreement or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County, and State of New York. By their execution hereof, the parties hereto consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon them personally or by certified or registered mail, return receipt requested, or by a nationally recognized overnight courier service, with the same force and effect as if personally served upon them in such County and State. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto. For purposes hereof, the SKS Group hereby designates James Beasley Esq. of Beasley, Leacock & Hauser, P.A., as their duly authorized agent for service of process hereunder.

                  11.7. The parties hereto hereby agree that, at any time and from time to time after the date hereof and through and after the date of execution hereof, upon the reasonable request of any party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement. The aforementioned covenant shall apply, with respect to the SKS Group, to all documents and instruments reasonably requested of it or them by Makers or by Comprehensive Medical Imaging, Inc. with respect to the business operations of International Magnetic Imaging Liquidation Corp. and its subsidiaries, affiliates and predecessors.

                  11.8. Each party hereto represents and warrants to the other that he, she or it has been represented by independent counsel of his, her or its own choosing in connection with the negotiation, preparation, and consummation of this Agreement. Except as expressly provided in this Agreement, each of the parties hereto shall bear all of his, her or its respective costs and expenses incurred in connection with the negotiation, preparation, execution, consummation, performance and/or enforcement of this Agreement, including, without limitation, the fees and disbursements of their respective counsel, financial advisors and accountants. Notwithstanding the foregoing, in the event of any action or proceeding instituted by any party hereto to enforce the provisions of this Agreement, the party prevailing therein shall be entitled to reimbursement by the other party of the reasonable legal costs and expenses incurred by the prevailing party in connection therewith.

                  11.9. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

                  11.10. The Section headings used in this Agreement have been used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

                  11.11. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                                     IMI ACQUISITION OF BOCA RATON CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF PINE ISLAND CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF NORTH MIAMI BEACH
                                     CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                     PODC ACQUISITION CORP.

                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF ORLANDO CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF KANSAS LIQUIDATION
                                     CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     MD LTD. PARTNER ACQ. CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                     MD ACQUISITION CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                        ------------------------------
                                        Dr. Stephen A. Schulman

                                        ------------------------------
                                        Stephanie S. Schulman


                                        ------------------------------
                                        James H. Sternberg

                                        ------------------------------
                                        Marsha Sternberg


                                        ------------------------------
                                        Ashley Kaye


                                     AGREED TO SOLELY AS TO SECTIONS 4,2,
                                     7, 10 AND 11 HEREOF:

                                     INTERNATIONAL MAGNETIC IMAGING,
                                     LIQUIDATION CORP.
                                     (A Delaware corporation)


                                     By:_______________________________


                                        ---------------------------------
                                        Print Name and Title

                                     AGREED TO SOLELY AS TO SECTIONS 7.1,
                                     7.2, 10 AND 11 HEREOF

                                     IMI, FLORIDA, INC.
                                     (A Florida corporation)


                                     By:________________________________


                                        ---------------------------------
                                        Print Name and Title

                                     MAGNETIC RESONANCE INSTITUTE OF NORTH
                                     MIAMI BEACH LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF NORTH MIAMI
                                         BEACH CORPORATION
                                         General Partner


                                     By:________________________________


                                        ---------------------------------
                                        Print Name and Title

                                     OAKLAND MAGNETIC RESONANCE INSTITUTE
                                     LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF OAKLAND PARK
                                         CORPORATION
                                         General Partner


                                     By:________________________________


                                        ---------------------------------
                                        Print Name and Title


                                     MAGNETIC RESONANCE INSTITUTE OF BOCA
                                     RATON LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF BOCA RATON
                                         CORPORATION
                                         General Partner


                                     By:________________________________


                                        ---------------------------------
                                        Print Name and Title

                                     MAGNETIC RESONANCE INSTITUTE OF SOUTH
                                     DADE LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF SOUTH DADE
                                         CORPORATION
                                         General Partner


                                     By:________________________________


                                        ---------------------------------
                                        Print Name and Title

                                     PINE ISLAND MAGNETIC RESONANCE IMAGING
                                     CENTER LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF PINE ISLAND
                                         CORPORATION
                                         General Partner


                                     By:________________________________

                                        -----------------------------------
                                        Print Name and Title

                                     PHYSICIANS OUTPATIENT DIAGNOSTIC CENTER
                                     LIQUIDATION, LTD.
                                     By: PODC ACQUISITION CORPORATION
                                         General Partner


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                     MAGNETIC RESONANCE INSTITUTE OF ORLANDO
                                     LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF
                                         ORLANDO CORPORATION
                                         General Partner


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF ARLINGTON LIQUIDATION
                                     CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF PUERTO RICO
                                     CORPORATION


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                     MRI NET LIQUIDATION CORP.

                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                     KAP-NET LIQUIDATION CORP.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                     CARIBBEAN NETWORK SERVICES, INC.


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title


                                     AGREED TO SOLELY AS TO SECTIONS 5, 7.1,
                                     7.2 AND 11 HEREOF


                                     CONSOLIDATED TECHNOLOGY GROUP LTD.


                                     By:________________________________
                                        Seymour Richter, President

                                    EXHIBIT A

                              SCHEDULE OF THE NOTES

SUBORDINATED NOTES

                                                                                  Original
                                                                                 Principal
Maker                                        Payee                                Balance
-----                                        -----                                -------
IMI Acquisition of Pine Island Corp.         SASGP                                   73,325
IMI Acquisition of North Miami Beach Corp.   Askay Inc.                             336,457
IMI Acquisition of Boca Raton Corp.          MRI of Boca Raton Inc.                 622,993
IMI Acquisition of Kansas Corp.              MRI of Kansas City Inc.                  9,613
IMI Acquisition of Orlando Corp.             MRI of Orlando Inc.                     14,063
MD Limited Partner Acquisition Corp.         Stephen & Stephanie Schulman TBE       481,767
MD Limited Partner Acquisition Corp.         Stephanie Schulman                     501,431
MD Limited Partner Acquisition Corp.         James & Marsha Sternberg TBE           481,768
MD Limited Partner Acquisition Corp.         Marsha Sternberg                       501,431
MD Limited Partner Acquisition Corp.         Ashley Kaye                            983,198
MD Acquisition Corp.                         J. Sternberg & S. Schulman MD Corp.  2,576,524
MD Acquisition Corp.                         J. Sternberg & S. Schulman MD Corp.    750,000
MD Acquisition Corp.                         J. Sternberg & S. Schulman MD Corp.    308,695

                                    EXHIBIT B

                         IMI RELEASORS AND IMI RELEASEES

IMI ACQUISITION OF BOCA RATON CORP.
IMI ACQUISITION OF PINE ISLAND CORP.
IMI ACQUISITION OF NORTH MIAMI BEACH CORP.
PODC ACQUISITION CORP.
IMI ACQUISITION OF ORLANDO CORP.
IMI ACQUISITION OF KANSAS LIQUIDATION CORP.
MD LTD. PARTNER ACQ. CORP.
MD ACQUISITION CORP.
INTERNATIONAL MAGNETIC IMAGING LIQUIDATION CORP. (Delaware)
IMI FLORIDA, INC.
MAGNETIC RESONANCE INSTITUTE OF NORTH MIAMI BEACH LIQUIDATION, LTD. OAKLAND MAGNETIC RESONANCE INSTITUTE LIQUIDATION, LTD.
MAGNETIC RESONANCE INSTITUTE OF BOCA RATON LIQUIDATION, LTD.
MAGNETIC RESONANCE INSTITUTE OF SOUTH DADE LIQUIDATION, LTD.
PINE ISLAND MAGNETIC RESONANCE IMAGING CENTER LIQUIDATION, LTD.
PHYSICIANS OUTPATIENT DIAGNOSTIC CENTER LIQUIDATION, LTD.
MAGNETIC RESONANCE INSTITUTE OF ORLANDO LIQUIDATION, LTD.
IMI ACQUISITION OF ARLINGTON LIQUIDATION CORP.
IMI ACQUISITION OF PUERTO RICO CORPORATION
MRI NET LIQUIDATION CORP.
KAP-NET LIQUIDATION CORP.
CARIBBEAN NETWORK SERVICES, INC.
CONSOLIDATED TECHNOLOGY GROUP LTD.

                                    EXHIBIT C

                   SKS GROUP RELEASORS AND SKS GROUP RELEASEES

Dr. Stephen A. Schulman
Stephanie S. Schulman
James H. Sternberg
Marsha Sternberg
Ashley Kaye

                                    EXHIBIT D

                                FLORIDA TAX LIENS


See attached July 16, 1998 letter of the State of Florida, Department of Revenue

Exhibit 99.2

                     AMENDMENT NO. 1 TO SETTLEMENT AGREEMENT

         Reference is made to that certain Agreement dated as of the 23rd day of July, 1998, by and among IMI ACQUISITION OF BOCA RATON CORP.,
IMI ACQUISITION OF PINE ISLAND CORP., IMI ACQUISITION OF NORTH MIAMI BEACH CORP., PODC ACQUISITION CORP., IMI ACQUISITION OF ORLANDO CORP., IMI ACQUISITION OF KANSAS LIQUIDATION CORP., MD LTD. PARTNER ACQ.
CORP. and MD ACQUISITION CORP., and STEPHEN A. SCHULMAN AND STEPHANIE
S. SCHULMAN, JAMES H. AND MARSHA STERNBERG, and ASHLEY KAYE, such Settlement Agreement being hereinafter referred to as the "Agreement".

         Paragraph 6 of the Agreement is hereby amended to change the reference to August 3, 1998 therein to August 12, 1998.

         All of the other terms and provisions of the Agreement shall be unaffected by the above modification to the Agreement, and the Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.


                                     IMI ACQUISITION OF BOCA RATON CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF PINE ISLAND CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF NORTH MIAMI BEACH
                                     CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title

                                     PODC ACQUISITION CORP.

                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title

                                     IMI ACQUISITION OF ORLANDO CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     IMI ACQUISITION OF KANSAS LIQUIDATION
                                     CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     MD LTD. PARTNER ACQ. CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title

                                     MD ACQUISITION CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                        --------------------------------
                                        Dr. Stephen A. Schulman

                                        --------------------------------
                                        Stephanie S. Schulman

                                        --------------------------------
                                        James H. Sternberg


                                        --------------------------------
                                        Marsha Sternberg


                                        --------------------------------
                                        Ashley Kaye


                                     INTERNATIONAL MAGNETIC IMAGING,
                                     LIQUIDATION CORP.
                                     (A Delaware corporation)


                                     By:_____________________________


                                        -----------------------------
                                        Print Name and Title


                                     IMI-FLORIDA, INC.
                                     (A Florida corporation)


                                     By:_____________________________

                                        -----------------------------
                                        Print Name and Title

                                     MAGNETIC RESONANCE INSTITUTE OF NORTH
                                     MIAMI BEACH LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF NORTH MIAMI
                                         BEACH CORPORATION
                                         General Partner


                                     By:________________________________


                                        -----------------------------------
                                        Print Name and Title

                                     OAKLAND MAGNETIC RESONANCE INSTITUTE
                                     LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF OAKLAND PARK
                                         CORPORATION
                                         General Partner


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     MAGNETIC RESONANCE INSTITUTE OF BOCA
                                     RATON LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF BOCA RATON
                                         CORPORATION
                                         General Partner


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     MAGNETIC RESONANCE INSTITUTE OF SOUTH
                                     DADE LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF SOUTH DADE
                                         CORPORATION
                                         General Partner


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     PINE ISLAND MAGNETIC RESONANCE IMAGING
                                     CENTER LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF PINE ISLAND
                                         CORPORATION
                                         General Partner


                                     By:________________________________

                                        --------------------------------
                                        Print Name and Title


                                     PHYSICIANS OUTPATIENT DIAGNOSTIC CENTER
                                     LIQUIDATION, LTD.
                                     By: PODC ACQUISITION CORPORATION
                                         General Partner


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     MAGNETIC RESONANCE INSTITUTE OF ORLANDO
                                     LIQUIDATION, LTD.
                                     By: IMI ACQUISITION OF
                                         ORLANDO CORPORATION
                                         General Partner


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     IMI ACQUISITION OF ARLINGTON LIQUIDATION
                                     CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     IMI ACQUISITION OF PUERTO RICO
                                     CORPORATION


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title

                                     MRI NET LIQUIDATION CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     KAP-NET LIQUIDATION CORP.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     CARIBBEAN NETWORK SERVICES, INC.


                                     By:________________________________


                                        --------------------------------
                                        Print Name and Title


                                     CONSOLIDATED TECHNOLOGY GROUP LTD.


                                     By:________________________________
                                        Seymour Richter, President